LIFETIME ACHIEVEMENT FUND

(LFTAX)

PROSPECTUS

April 29, 2013

Advised by:

Manarin Investment Counsel, Ltd.

505 North Street 210th Street Omaha, Nebraska 68022 (402) 330-1166

(800) 397-1167 www.lifetimeachievementfund.com

The Lifetime Achievement Fund seeks long-term capital appreciation and growth of investment. The Fund primarily invests in shares of other open-end investment companies and exchange-traded funds.

This Prospectus sets forth the information about the Fund that you, as a prospective investor, should consider before investing in the Fund. It should be read and retained for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	3
Who Should Invest in the Fund	5
Who Should Not Invest in the Fund	5
Performance	5
Investment Adviser	7
Portfolio Managers	7
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT
STRATEGIES AND RELATED RISKS	8
Investment Objective	8
Principal Investment Strategies	8
Non-Principal Investment Strategies	9
Principal Investment Risks	9
Non-Principal Investment Risks	14
Temporary Investments	15
Portfolio Holdings Disclosure	15
MANAGEMENT	15
Investment Adviser	15
Portfolio Managers	16
HOW SHARES ARE PRICED	17
HOW TO PURCHASE SHARES	19
HOW SHARES MAY BE PURCHASED	21
HOW TO REDEEM SHARES	23
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	27
FREQUENT PURCHASES AND REDEMPTIONS
OF FUND SHARES	28
DISTRIBUTION OF SHARES	30
FINANCIAL HIGHLIGHTS	32
PRIVACY NOTICE	34
ADDITIONAL INFORMATION	37

FUND SUMMARY

Investment Objective

The Fund’s investment objective is long-term capital appreciation and growth of investment.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in the Fund. More information about this and other discounts is available from your financial professional and in the “Front-End Sales Load” section on page 19 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%
Redemption Fee (as a % of amount redeemed on shares held less than 90 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(1)	0.37%
Interest Expense and Cost of Borrowing	0.14%
Remaining Other Expenses	0.23%
Acquired Fund Fees and Expenses (2)	1.01%
Total Annual Fund Operating Expenses	2.38

(1)

The expense information in the table has been restated to reflect current fees.

(2) The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or to the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and that your dividends and distributions have been reinvested. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$485	$974	$1,489	$2,898

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).   A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of the portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in shares of other open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “Investment Funds”) that each invest primarily in common stocks or fixed income securities. The Fund may invest without restriction as to capitalization, credit quality, or country of an issuer, or maturity of a fixed income security. The Fund may invest without limitation in non-investment grade fixed income securities, commonly known as “high yield” or “junk” bonds. The Fund defines non-investment grade fixed income securities as those with ratings below Baa3 by Moody’s Investors Service or below BBB- by Standard and Poor’s Rating Group, or if unrated, determined to be of similar credit quality by the Fund’s adviser. The Fund may borrow amounts of up to 33 1/3% of its total assets, less liabilities other than such borrowings, to take advantage of leverage opportunities by buying additional securities when the Fund’s adviser deems it advisable and to increase liquidity to meet redemption requests. The Fund is “non-diversified,” which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The Fund’s adviser selects Investment Funds based, in part, upon an analysis of the global macroeconomic environment and the relative valuations of various asset classes, sectors, and countries.   In selecting open-end investment companies, the adviser considers, among other factors, their past performance, asset size, number of portfolio holdings, portfolio turnover, consistency of their advisers’ investment process, administrative and other costs, shareholder services and the reputation, and stability of their investment advisers. In selecting ETFs, the adviser considers the underlying index, if any, methodology of portfolio construction, and liquidity of the ETF. The Fund may invest in the securities of an ETF that are trading at a discount or premium to its net asset value (“NAV”).  The strategy of investing in other Investment Funds is generally referred to as the “fund of funds” structure. The Fund invests primarily in Investment Funds that have an investment objective that the Fund’s adviser deems, when viewed from a total portfolio perspective, consistent with the Fund’s.

The Fund may invest in inverse Investment Funds, which are designed to produce results opposite to market trends.  Inverse Investment Funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark.  The Fund may also invest in alternative assets, which are selected to provide positive returns that are non-correlated to the equity market in general. These may include Investment Funds linked to commodities, such as oil or gold, and securities focused on specific industries, such as real estate, or focused on economic segments, such as foreign currencies. The Fund may also invest directly in gold bullion, gold coins, foreign currencies, and fixed income securities of sovereign issuers.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund’s net asset value and performance.

Below-Investment Grade Securities Risk. High-yield, high-risk securities, commonly called “junk bonds,” are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of loss of principal and income that higher-quality securities, including the possibility of default or bankruptcy of the issuer of the security. Like other fixed income securities, the value of high-yield securities will also fluctuate as interest rates change.

Common Stock Risk. The value of the Fund will fluctuate based on changes in the value of the equity securities in which the Investment Funds invest.  Common stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political, or market conditions.

Fixed Income Risk. When the Fund invests in fixed income securities including Investment Funds that invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Defaults by fixed income issuers in which the Fund invests will also harm performance.

Foreign Currency Risk. Currency investing involves market risk, interest rate risk, and country risk.  Market risk results from adverse price movement of foreign currency values.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Foreign Risk. The Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

Gold Risk. The price of gold may be volatile and gold bullion and gold coins are subject to storage and other expenses.

Investment  Funds  Risk. Investment Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in open-end investment companies and ETFs and may be higher than other mutual funds that invest directly in securities. Each Investment Fund is subject to specific risks, depending on its investments.  The Fund’s investments in the “Alternative Asset” market segment, which the Fund defines to include commodity-related, foreign currency-related, and real estate-related, may be more volatile than other Fund investments. The Fund may engage in hedging or speculation activities by investing in inverse Investment Funds. Positions in inverse securities are speculative and can be riskier than “long” positions (purchases). The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.

Issuer Risk. Fund value might decrease in response to the activities and financial prospects of an individual company or issuer in the Fund’s or an Investment Fund’s portfolio. The value of an individual issuer can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of certain types of companies or issuers can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Leverage Risk. By borrowing money, the Fund incurs the risk that interest expenses may exceed the returns on the securities purchased with borrowed funds.  If the value of the securities purchased declines, the Fund would face decreased returns as well as the costs of the borrowing. Borrowing may magnify the effect on the Fund’s NAV of any decrease in the value of the securities it holds.

Management Risk. The adviser’s judgments about the attractiveness, value, and potential appreciation of particular asset classes and Investment Funds in which the Fund invests may prove to be incorrect and may not produce the desired results.

Non-Diversification Risk. The Fund’s portfolio is non-diversified. That is, the Fund can take larger positions in securities of a smaller number of issuers than a diversified portfolio could take. Non-diversification increases the risk that the value of the Fund could decrease because a single investment performs poorly.

Small-Cap and Mid-Cap Risk. Small-cap and mid-cap companies may be more vulnerable to adverse business or economic developments than larger, more established organizations. These companies may have limited product lines, markets, or financial resources, and they may be dependent on a limited management group.

Sovereign Debt Risk. Sovereign government issuers of debt may be unable or unwilling to make interest and principal payments because of factors such as tax revenue shortfalls or the inability to refinance maturing debt in local or global capital markets

Who Should Invest in the Fund

   • Investors with long-term financial goals.

   • Investors seeking growth potential.

Who Should Not Invest in the Fund

   • Investors with short-term financial goals.

   • Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short-term.

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index and a supplemental index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. In 2010, 2011 and 2012, the Fund’s distributor rebated certain 12b-1 fees to the Fund.  Without this rebate, Fund performance would have been lower.  The Fund acquired all of the assets and liabilities of the Lifetime Achievement Fund, Inc. (the “Predecessor Fund”) in a tax- free reorganization on April 25, 2012.  In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund.  The performance information set forth below reflects the historical performance of the Predecessor Fund shares.  Updated information on the Fund’s results can be obtained by visiting www.lifetimeachievementfund.com.

Annual Total Returns (Year ended December 31):

Returns do not reflect sales charges, and would be lower if they did.

Best Quarter Ended	June 30, 2009	28.99%
Worst Quarter Ended	December 31, 2008	(27.37)%

Average Annual Total Returns as of December 31, 2012

	One Year	Five Years	Ten Years
Return Before Taxes	12.10%	0.39%	7.39%
Return After Taxes on Distributions	12.10%	0.25%	7.14%
Return After Taxes on Distributions
and Sale of Fund Shares	7.86%	0.25%	6.49%
MSCI World Index	15.83%	(1.18)%	7.51%
S&P 500® Index	16.00%	1.66%	7.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Standard and Poor’s (“S&P”) 500® Index is an unmanaged composite of 500 large capitalization companies actively traded in the United States. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

Investment Adviser

Manarin Investment Counsel, Ltd. (the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers

Roland R. Manarin, lead portfolio manager of  the Fund and President, Director and Investment Adviser Representative of the adviser, has managed the Fund since commencement of the Fund’s operations in July 2000.  Aron D. Huddleston, CFA, portfolio manager of the Fund, Vice President and Investment Adviser Representative of the adviser, has managed the Fund since January 2002. The portfolio managers share responsibility for the day to day management of the Fund.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $10,000.  There is a $500 subsequent investment requirement.   The minimum initial investment for qualified retirement plans, including individual retirement accounts (“IRAs”), IRA rollover plans and Roth IRAs, is $5,000, and the minimum for subsequent investments is $500.  No minimum initial (or subsequent) investment is required for employer sponsored retirement plans (401(k) plans).

The redemption price is the net asset value per share next determined after the receipt of a redemption request in proper form.  You may redeem Fund shares by calling

1-888-339-4230 or by sending a letter of instruction to Lifetime Achievement Fund, c/o  Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska

68130. Investors who wish to redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Fund may be placed.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related shareholder services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund’s investment objective is long-term capital appreciation and growth of investment. This objective may not be changed without shareholder approval.

Principal Investment Strategies

The “Fund of Funds” Structure. The Fund seeks to achieve its objective by investing primarily in shares of other open-end investment companies and exchange-traded funds, which is generally referred to as the “fund of funds” structure. Investment Funds may, but need not, have the same investment objectives, policies, and limitations as the Fund. Investment Funds may include ETFs, a type of investment company that trades on an exchange like common stock.  An ETF typically represents a fixed portfolio of securities designed to track the return of a specific domestic or foreign market segment or index.

The Fund may purchase shares of Investment Funds whether or not they impose a front-end sales charge (“sales load”).  However, the Fund generally will not acquire shares of any Investment Fund that imposes a sales load unless the Investment Fund has a policy allowing for the purchase of shares without a sales load due to the volume of shares purchased (e.g., a cumulative quantity discount or letter of intent program) and the Fund’s purchase qualifies under the policy. Some Investment Funds may impose a contingent deferred sales load in the event shares are redeemed within a certain period of time, usually within 12 months, but up to 18 months, from the date of purchase. The Fund does not anticipate incurring such charges; however, in certain instances, the charges may not be avoided, such as when an Investment Fund has a change in fund management or poor performance, to meet liquidity needs of the Fund, or other reasons that may compel the Fund to redeem its holdings early and incur the charge.

Precious Metals. Under federal tax law, the Fund may not earn more than 10% of its annual gross income from gains resulting from selling precious metals. Accordingly, the Fund may be required to hold its precious metals or to sell them at a loss, or to sell securities at a gain, when for investment reasons it would not otherwise do so.

Foreign Securities. The Fund may invest in foreign companies, including issuers located in both developed and emerging markets, primarily through Investment Funds that invest in foreign securities and, to a limited extent, through direct investment.

Borrowing. The Fund is authorized to borrow, in accordance with Section 18(f ) of the Investment Company Act of 1940, as amended (the “1940 Act”), an amount up to 33 1/3%  of its total assets, less liabilities other than such borrowings, to increase liquidity to meet redemption requests and to take advantage of leverage opportunities by buying additional securities when the adviser deems it advisable.  This permits the Fund to meet liquidity needs or take advantage of leverage opportunities when the adviser does not deem it advisable to sell the securities positions held by the Fund. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid and any related fees.  If the value of the securities purchased declines, the Fund would face decreased returns as well as the costs of the borrowing.

Non-Principal Investment Strategies

Direct Investment in Common Stock. In addition to investing in Investment Funds, the Fund may invest a portion of its assets directly in common stock, or other securities convertible into common stock or any other type of security that represents equity ownership, of a company.

U.S. Government Securities. The Fund may also invest in individual fixed income bonds issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including those with maturities in excess of 10 years (“U.S. Government Securities”) and Investment Funds that invest principally in U.S. Government Securities, whenever the Fund’s adviser believes that U.S. Government Securities and Investment Funds investing in U.S. Government Securities offer a potential for capital appreciation, such as during periods of declining interest rates.

Principal Investment Risks

Below-Investment Grade Securities Risk. High-yield, high-risk securities, commonly called “junk bonds,” are considered speculative and carry greater risks than higher quality securities. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of loss of principal and income than higher-quality securities, including the possibility of default or bankruptcy of the issuer of the security. Like other fixed income securities, the value of high-yield securities will also fluctuate as interest rates change. Junk bonds are more susceptible to real or perceived adverse economic and competitive industry conditions than higher- quality fixed income securities.  They involve greater risk than higher-quality bonds, including an increased possibility that the bond’s issuer, obligor, or guarantor may not be able to make its payments of interest and principal. If that happens, the value of the bond may decrease, and the Fund’s share price may decrease. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s or an Investment Fund’s ability to sell its bonds. Such securities may also be subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Common Stock Risk. The value of the Fund will fluctuate based on changes in the value of the equity securities in which the Investment Funds invest.  Common stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. The risks that are associated with investing in common stock include the financial risk of purchasing individual companies that perform poorly, the risk that the stock markets in which the common stock purchased by the Fund trade may experience periods of turbulence and instability, and the general risk that domestic and foreign economies may go through periods of decline and cycles of change.  Many factors affect an individual company’s performance, such as the strength of its management or the demand for its services or products. You should be aware that the value of a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s services or products. In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations. There are also risks associated with the stock market overall. Over time, stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may increase or decrease more than the stock market in general. When the Fund purchases common stock, it will do so in the secondary market and, consequently, will incur certain brokerage costs.

Fixed Income Risk. When the Fund invests in fixed income securities, including Investment Funds that invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Defaults by fixed income issuers in which the Fund invests will also harm performance. Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Fund.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors impacting fixed income securities include credit risk, maturity risk, market risk, extension or prepayment risk, illiquid security risks, foreign securities risk, and investment-grade and high yield securities risk. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk. Currency investing involves significant risks, including market risk, interest rate risk, and country risk.  Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents, or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country re-issuing a new currency, effectively making the “old” currency worthless.

Foreign Risk. The Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the adviser’s ability to assess such risk than if the Fund invested solely in U.S. securities. In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Gold Risk. The price of gold may be volatile.  Gold bullion and gold coin investments are subject to additional expenses such as storage, insurance, and assaying and may be illiquid and difficult to buy and sell at times the adviser considers optimal. Additionally, gold coins may lose any value as a collectable or rare item above their value derived purely from their gold content.

Investment Funds Risk. Investment Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in open-end investment companies and ETFs and may be higher than other mutual funds that invest directly in securities.   Each Investment Fund is subject to specific risks, depending on its investments. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares.  ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Investment Funds may employ leverage, which magnifies the changes in the value of the Investment Funds. Finally, because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. Although the Fund invests in a number of Investment Funds, this practice cannot eliminate investment risk.  Investment Funds are subject to market risks and fluctuations in value due to economic conditions, political issues and other factors. Investment decisions of the Investment Funds’ investment advisers are made independently of the Fund and the Fund’s adviser. For instance, a particular

Investment Fund may be purchasing securities of the same issuer whose securities are being sold by other Investment Funds. The result would be an indirect cost to the Fund while potentially leaving the value of the Fund’s portfolio unchanged.  Additionally, an Investment Fund may impose a contingent deferred sales load on redemptions of its shares that have not been held by the Fund for the length of time necessary to avoid the contingent deferred sales load. Although the Fund intends to avoid contingent deferred sales loads whenever possible, such sales loads may be incurred from time to time.

Some Investment Funds acquired by the Fund will intentionally assume more investment risk than other Investment Funds. The risks associated with investments in Investment Funds are further described in the Fund’s SAI.

Additional risks of investing in Investment Funds are described below:

Alternative Assets Risk. The Fund’s investments in Investment Funds in the “Alternative Asset” market segment, which the Fund defines to include commodity-related, foreign currency-related, and real estate-related investments, may be more volatile than other Fund investments. The risks and volatility of commodity focused or linked Investment Funds are linked to the economic and other risks that are specific to the commodity in which the Investment Fund invests.  Foreign currency-related Investment Funds are subject to risks inherent in foreign currency investing, such as devaluation. REIT focused Investment Funds are subject to the risks inherent in real estate investing, such as property value fluctuations.

Inverse Risk. The Fund may engage in hedging or speculation activities by investing in inverse Investment Funds. Inverse Investment Funds may employ leverage, which magnifies the changes in the underlying stock index upon which they are based. These investments are significantly different from the investment activities commonly associated with conservative stock and bond funds. Positions in inverse securities are speculative and can be riskier than “long” positions (purchases).

Net Asset Value and Market Price Risk. The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

Strategy Risk. Each Investment Fund is subject to specific risks, depending on the nature of the Investment Fund. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments, and commodities.

Issuer Risk. Fund value might decrease in response to the activities and financial prospects of an individual company or issuer in the Fund’s or an Investment Fund’s portfolio. The value of an individual issuer can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of certain types of companies or issuers can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Leverage Risk. By borrowing money, the Fund incurs the risk that interest expenses may exceed the returns on the securities purchased with borrowed funds. Borrowing may magnify the effect on the Fund’s NAV of any decrease in the value of the securities it holds.  The Fund’s ability to borrow up to 33 1/3% of its total assets, less liabilities other than such borrowings, subjects the Fund to the risk that, if the Fund borrows, the cost of borrowing money to purchase securities (i.e., to leverage) will exceed the returns for the securities purchased or the value of the securities purchased will actually decrease. In the event that the value of the securities purchased decreases, the Fund could be forced to sell the securities for a loss and/or deposit additional securities or cash as collateral for the loan to hold the securities purchased. In either case, the ultimate return (loss) on the securities purchased could be much less (more) than the return (loss) had the Fund not borrowed.  Consequently, borrowing for leveraging purposes could make the Fund’s NAV more volatile than if the Fund does not borrow. This risk is enhanced during periods of declining asset values.

Management Risk. The adviser’s judgments about the attractiveness, value, and potential appreciation of particular asset classes and Investment Funds in which the Fund invests may prove to be incorrect and may not produce the desired results. The share price of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the adviser’s ability to identify securities that are trading at attractive valuations and have the potential to achieve long-term capital appreciation and growth of investment. The Fund is also subject to the management risk of the Investment Funds.

Non-Diversification Risk. The Fund’s portfolio is non-diversified. That is, the Fund can take larger positions in securities of a smaller number of issuers than a diversified portfolio could take. Non-diversification increases the risk that the value of the Fund could decrease because a single investment performs poorly.   Non-diversification increases the risk that the value of the Fund could decrease because a single investment performs poorly. More of the Fund’s assets may be invested in the securities of a single issuer than a diversified fund.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. As a non- diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Small-Cap and Mid-Cap Risk. Small-cap and mid-cap companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. These companies may may be newly formed or in the early stages of development and have limited product lines, markets, or financial resources, and they may be dependent on a limited management group. Small-cap and mid-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Small-cap and mid-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile, and their markets to be less liquid than companies with larger market capitalizations. In addition, there may be less public information available about these companies. The shares of small-cap and mid-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a small-cap or mid-cap company.

Sovereign Debt Risk. Sovereign government issuers of debt may be unable or unwilling to make interest and principal payments because of  factors such as tax revenue shortfalls or the inability to refinance maturing debt in local or global capital markets or through multinational borrowing facilities such as the International Monetary Fund. Defaulted sovereign debt may become worthless because of a lack of legal recourse against a sovereign government or any other means to compel complete or even partial repayment.

Non-Principal Investment Risks

Cash or Similar Investments and Temporary Strategies Risk. When the Fund allocates significant assets to cash equivalents, including money market mutual funds, the Fund will bear some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  As a result, your cost of investing in the Fund will be higher than the cost of investing in other mutual funds that invest directly in cash equivalents such as commercial paper or bank deposits. Additionally, each money market fund is subject to specific risks, such as default risk and liquidity risk, depending on its investments.

Government Obligations Risk. For Fund investments in U.S. Government Securities and Investment Funds that invest principally in U.S. Government Securities, no assurance can be given that the U.S. government will provide financial support to U.S. government- sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is a risk that these entities will default on a financial obligation. For instance, securities issued by the Government National Mortgage Association are supported by the full faith and credit of the U.S. government.  Securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are supported, in part, by the discretionary authority of the U.S. government. However, the obligations of FNMA and FHLMC have been placed into conservatorship until the entities are restored to a solvent financial condition and, as a result, are at least temporarily supported by the U.S. government.

Turnover Risk. The Fund’s portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the adviser deems it appropriate to make portfolio changes. A high portfolio turnover rate (100% or more), whether incurred by the Fund or an Investment Fund, involves correspondingly greater transaction costs, which will be borne directly by the Fund or the Investment Fund, and increases the potential for short-term capital gains and taxes.

Temporary Investments

To respond to adverse market, economic, political, or other conditions, up to 100% of the Fund’s total assets may be in cash or invested in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited and the Fund may not meet its investment objective.

Portfolio Holdings Disclosure

The Fund has adopted a policy that governs the Fund’s periodic disclosure of its portfolio holdings. A description of this policy is available in the Fund’s SAI.

MANAGEMENT

Investment Adviser

The Fund’s adviser, Manarin Investment Counsel, Ltd., 505 North 210th Street, Omaha, Nebraska 68022, was incorporated under the laws of the State of Nebraska in 1983 and is controlled by Roland R. Manarin, who also serves as the Fund’s lead portfolio manager. The adviser also serves as an investment adviser for individual and institutional clients.

Services provided by the adviser to the Fund include, but are not limited to, the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund. Among other things, the adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities.

The Fund pays the adviser a monthly fee for its services calculated at the annual rate of 0.75% of the average daily net assets of the Fund. However, the adviser has voluntarily agreed to waive its fees and/or  reimburse the Fund’s operating expenses at least through April 30, 2014, to the extent necessary to ensure that “Other Expenses” of the Fund do not exceed 0.50% of the Fund’s average daily net assets, excluding acquired fund fees and expenses, interest expense and cost of Fund borrowings. For the fiscal year ended December 31, 2012, the adviser made no reimbursements to the Fund, nor did it waive any of its fees. A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the adviser is available in the Fund’s most recent annual report to shareholders for the period ended December 31st.

Portfolio Managers

Roland R. Manarin. Mr. Manarin serves as the Fund’s lead portfolio manager on behalf of the Adviser.  He has served in this capacity since commencement of the Fund’s operations in July 2000.   Mr. Manarin has been a registered investment adviser representative of the adviser since 1983 and a registered representative of Manarin Securities Corporation, an SEC-registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. and the Securities Investor Protection Corporation, since October 1994. In addition to managing the assets of numerous individual clients, Mr. Manarin is the portfolio manager of two private investment limited partnerships. Mr. Manarin’s history in the securities industry dates to 1976 when he was a registered representative of a large regional brokerage firm. Mr. Manarin received a Bachelor of Science in Business Administration degree from the University of Nebraska at Omaha. The Fund’s SAI provides additional information about Mr. Manarin’s compensation, other accounts he manages and his ownership of shares in the Fund.

Aron D. Huddleston, CFA. Mr. Huddleston has served as the Fund’s portfolio manager on behalf of the adviser since January 2002.  Mr. Huddleston has been an investment adviser representative of  the adviser and a registered representative of  Manarin Securities Corporation since 2001.  He also assists Mr. Manarin with managing the assets of numerous individual clients and two private investment limited partnerships. Mr. Huddleston received a Bachelor of Science in Business Administration degree with high distinction from Nebraska Wesleyan University and a Master’s Degree of Security Analysis and Portfolio Management from Creighton University. Mr. Huddleston holds the Chartered Financial Analyst®  designation.  The Fund’s SAI provides additional information about Mr. Huddleston’s compensation, other accounts he manages and his ownership of shares in the Fund. Mr. Huddleston is Mr. Manarin’s son-in-law.

HOW SHARES ARE PRICED

The public offering price and net asset value (“NAV”) are determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining the aggregate market value of all assets of the Fund less its liabilities, divided by the total number of shares outstanding per class ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the NASDAQ National Market System (“NASDAQ”) for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board.  In these cases, the Fund’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares. In computing its NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio occur before the Fund prices its shares, the securities will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV or the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940

Act, the Fund’s NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Fund invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Front-End Sales Charge (Load)

The applicable front-end sales load when you purchase the Fund’s shares is as follows:

	Sales Load as a	Sales Load as a
Purchase Amount	% of Offering Price	% of Net Amount Invested
Up to $249,999	2.50%	2.56%
$250,000 – $499,999	1.50%	1.52%
$500,000 – $999,999	1.00%	1.01%
$1 million or greater	None	None

The front-end sales load collected at the time of purchase is paid to the Fund’s distributor as compensation for its distribution activities and is deducted directly from your investment.  The sales load will be re-allowed to certain broker-dealers and other financial intermediaries that enter into dealer agreements with the distributor in accordance with the following table.

Concession as % of

Purchases

Offering Price

Up to $249,999                         2.25%

$250,000 – $499,999                    1.35%

$500,000 – $999,999                    0.90%

$1 million or greater                    None

How to reduce your sales charge: You may be eligible to purchase shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. Consistent with the policies described in this Prospectus, you and your “immediate family” (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge.

Rights of accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Fund shares, you may combine your new purchases of Fund shares with the shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Fund shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

1. Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

2. Shares held through an  administrator or trustee/custodian  of  an  Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer- sponsored IRAs;

3. Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letters of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of shares of the Fund during a 13-month period. At your written request, Fund share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full face-amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Fund Shares. If you have redeemed shares of the Fund within the past 120 days, you may repurchase an equivalent amount of shares at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers: The sales charge on purchases of Fund shares is waived for certain types of investors, including:

   • Current and retired trustees and officers of the Fund sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

   • Employees of  the Adviser and their families, or any full-time employee or registered representative of the Fund’s distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

   • Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.

   • Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

   • Clients of financial intermediaries that have entered into arrangements with the Fund’s distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

   •   Institutional investors (which may include bank trust departments and registered investment advisors).

   • Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

   •   Separate accounts used to fund certain unregistered variable annuity contracts or

Section 403(b) or 401(a) or (k) accounts.

   •   Employer-sponsored retirement or benefit plans with total plan assets in excess of

$5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The Fund’s distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of non-Fund shares that were subject to a front-end sales charge (sometimes called an NAV transfer).

Sales Charge Exceptions: You will not pay initial sales charges on Fund shares purchased by reinvesting dividends and distributions.

HOW SHARES MAY BE PURCHASED

You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

via Regular Mail Lifetime Achievement Fund c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154-1150	or Overnight Mail Lifetime Achievement Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number to the above address. Make all checks payable to “Lifetime Achievement Fund.” The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third-party checks, U.S. Treasury checks, credit card checks, or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC (“GFS” or “Transfer Agent”), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment check returned to the Transfer Agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set its own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-888-339-4230 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: Y: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic fund transfers or automatic bank drafts. You may elect to make subsequent investments by transfers (subject to applicable minimums) on specified days of each month into your established Fund account. Please contact the Fund at 1-888-339-4230 for more information.

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-888-339-4230 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Minimum and Additional Investment Amounts: The minimum initial investment to open an account is $10,000 ($5,000 for retirement accounts), and the minimum subsequent investment is $500. Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  There is no minimum investment requirement when buying shares by reinvesting Fund dividends or distributions. The Adviser may waive the minimum account requirements if the adviser believes that the aggregated accounts of a financial intermediary will meet the minimum initial investment requirement. Other exceptions to these minimums may be granted for investments made pursuant to special plans or if approved by the distributor or the Adviser.

When Your Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase includes:

•

the name of the Fund

•

the dollar amount of shares to be purchased

•

a completed purchase application corresponding to the type of account you are opening, or a completed investment stub (make sure your investment meets the account minimum or subsequent purchase investment minimum)

•

a check payable to "Lifetime Achievement Fund"

HOW TO REDEEM SHARES

Redeeming Shares: You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

via Regular Mail Lifetime Achievement Fund c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154-1150	or Overnight Mail Lifetime Achievement Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redeeming by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds can be sent by mail to the address designated on your account, wired directly to your existing account in any commercial bank or brokerage firm or electronic funds transferred to your existing bank account in the United States as designated on your application.  To redeem by telephone, call 1-888-339-4230.  The redemption proceeds normally will be sent by mail, wire, or electronic funds transfer within three business days after receipt of  your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, GFS, nor their respective affiliates, will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost, or expenses in acting on such telephone instructions, and you will be required to bear the risk of any such loss. The Fund and/or GFS will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions, and/or tape recording telephone instructions.

Redeeming through Broker: If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions  by Wire/Electronic Funds Transfer: If  you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer, but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan: If you make an initial investment of at least $10,000 or otherwise accumulate shares valued at no less than $10,000, you are eligible to participate in a Systematic Withdrawal Plan (“SWP”). Under a SWP, you may arrange for fixed withdrawal payments (minimum payment of $500 and maximum payment of 1% per month or 3% per quarter of the total value of the Fund shares in your account at inception of the SWP) at regular monthly or quarterly intervals on the 1st or 15th day of the month. If these dates fall on a weekend or a holiday, withdrawals will be made on the next business day.  Withdrawal payments are made to you or to beneficiaries designated by you. You are not eligible for a SWP if you are participating in an AIP program described above. You may elect to participate in a SWP when filling out the initial application or later by completing the appropriate form that is available from the transfer agent upon request by calling 1-888-339-4230.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund’s assets). The securities will be chosen by the Fund and valued at the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption will not be processed until the check for your purchase has cleared (usually within 10 days).

Good Order:  When making a redemption request, make sure your request is in good order.  "Good order" means your request satisfied the following conditions:

•

The request should be in writing, unless you are redeeming by telephone, indicating the number of shares or dollar amount to be redeemed

•

The request must identify your account number

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered

•

If you request the redemption proceeds be sent to an address other than that of record, or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You  Need  Medallion  Signature  Guarantees: A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

   •   you wish to change the bank or brokerage account that you have designated on your account;

   •   you  request  a  redemption  to  be  made  payable  to  a  person  not  on  record  with the Fund;

   •   you request that a redemption be mailed to an address other than that on record with the Fund;

   • the proceeds of a requested redemption exceed $100,000;

   •   any  redemption  is  transmitted  by  federal  wire  transfer  to  a  bank  other  than  the bank of record; or

   • your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers  and  dealers,  credit  unions,  national  securities  exchanges,  registered securities associations, clearing agencies, and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Fund to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redemption Fee: The Fund will impose a 2.00% redemption fee when an investor redeems shares of the Fund that were held less than 90 days.  The fee is designed to protect long-term shareholders from the negative effects of short-term trading activity (known as “market timing”) by other shareholders. Any redemption fees will be paid directly to the Fund to offset the costs of short-term trading. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first (“FIFO”).

The redemption fee does not apply to the following transactions:

      •   redemptions  of   shares  resulting  from  death,  disability  or  a  severe  hardship,  as determined in the discretion of the distributor;

      •   redemptions  of   shares  acquired  through  the  reinvestment  of   dividends  or

capital gains;

      •   redemptions  of   shares  acquired  through  the  Systematic  Withdrawal  Plan

(discussed below); or

      •   shares purchased through certain omnibus accounts or retirement plans that do not have the operational capability to impose the fee.

In addition, the redemption fee may be waived in other limited circumstances that do not appear to indicate market-timing activity, as determined in the sole discretion of the Fund’s Chief Compliance Officer.

Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Low Balances: If at any time your account balance falls below $10,000 ($5,000 for retirement account) or below $500 for additional accounts in the same household, the Fund may notify you that, unless the account is brought up to the appropriate account minimum within 30 days of the notice, your account could be closed. This will not apply to any account balances that drop below the minimum due to a decline in NAV. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. The Fund will not charge any redemption fee on involuntary redemptions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November, or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund commits a staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy.”

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders. To protect long-term shareholders from the negative effects of market timing by other shareholders, the Fund will impose a 2.00% redemption fee when an investor redeems shares of the Fund that were held less than 90 days. Any redemption fees will be paid directly to the Fund to offset the costs of short-term trading.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency, or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency, or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 17605  Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund.   Northern Lights Distributors, LLC  is  a  registered broker-dealer and  member  of  the  Financial Industry Regulatory Authority, Inc. (“FINRA”).  Shares of the Fund are offered on a continuous basis.

Distribution Fees: The Fund has adopted a Distribution Plan (“12b-1 Plan” or “Plan”), pursuant to which the Fund pays the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund’s average daily net assets.

The Fund’s distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing, and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un- reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Fund’s distributor, its affiliates, and the Fund’s Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators, and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, the Fund will mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-888-339-4230 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies 30 days after receiving your request.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2008, 2009, 2010, 2011 and 2012 has been audited by BBD, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report. The annual report is available upon request and on the Fund’s website at www.lifetimeachievementfund.com.

(For a share outstanding throughout each year) Selected per share data

	Year Ended December 31,
	2012	2011	2010	2009	2008
Selected per share data
Net asset value, beginning of year	$ 19.02	$ 21.03	$ 17.18	$ 11.71	$ 21.35
Activity from investment operations:
Net investment income/(loss)(a)	0.06 (f)	(—)(c)	0.04	(0.05)	(0.08)
Net realized and unrealized gain/(loss) on investments	2.78	(1.66)	3.58	5.52	(9.54)
Retroactive rebate of 12b-1 fees by Distributor(g)	0.01	—	0.23	—	—
Total from investment operations	2.85	(1.66)	3.85	5.47	(9.62)
Redemption fees(b)	—	—(c)	—(c)	—(c)	—(c)
Less distributions from:
Net investment income	—	(0.34)	—	—	(0.01)
Return of capital	—	(0.01)	—	—	—
Net realized gains	—	—	—	—	(0.01)
Total distributions	—	(0.35)	—	—	(0.02)
Net asset value, end of year	$ 21.87	$ 19.02	$ 21.03	$ 17.18	$ 11.71
Total Return(d)	14.98%	(7.90)%	22.41%	46.71%	(45.00)%
Net assets, end of year (000s)	$ 177,784	$ 158,837	$ 168,022	$ 141,314	$ 94,309
Ratio of gross expenses to average net assets(a)	1.37%(e)	1.30%(e)	1.57%	1.99%	2.22%
Ratio of net expenses (excluding interest expense) to average net assets(a)	1.23%(e)	1.25%(e)	1.27%	1.40%	1.38%
Ratio of net investment income/(loss) to average net assets(a)	0.32 (e)	(0.01)% (e)	0.17%	(0.37)%	(0.43)%
Portfolio turnover rate	14%	20%	6%	10%	51%

(a)   Recognition of the Fund’s net investment income is affected by the timing of dividend declarations of investment funds. The expenses of the investment funds are excluded from the Fund’s expense ratio.

(b)   See Note 6 to financial statements.

(c)   Less than $0.01 per share.

(d)   Total return represents aggregate total return based on NAV and does not reflect a sales charge.

(e)   Amounts include current 12b-1 fees rebated by distributor. The ratio of current 12b-1 fees to average net assets for the year ended December 31, 2012 and year ended December 31, 2011 were 0.03% and 0.03%, respectively.

(f )   Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(g)   See note 4 in the Notes to Financial Statements.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

   • Social Security number and wire transfer instructions

   • account transactions and transaction history

   • investment experience and purchase history

When you are no  longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes – to offer our products and services to you.	NO	We do not share
For joint marketing with other financial companies.	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and records.	NO	We do not share

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our affiliates’ everyday business purposes – information about your credit worthiness.	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-493-4603

Q

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

• open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•  seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes

– information about your creditworthiness.

•  affiliates from using your information to market to you.

•  sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust III has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust III does not jointly market.

ADDITIONAL INFORMATION

Adviser	Manarin Investment Counsel, Ltd. 505 North 210th Street Omaha, NE 68022	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	BBD, LLP 1835 Market Street, 26th Floor, Philadelphia, PA 19103	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	Huntington National Bank 41 South High Street Columbus, OH 43215	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Fund is included in the Fund’s Statement of Additional Information dated April 29, 2013 (the “SAI”).   The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders.  In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-888-339-4230 or visit www.lifetimeachievementfund.com. You may also write to:

Lifetime Achievement Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of  the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.      Copies  of   the   information  may   be   obtained,   after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-22655

Investment Company Act File # 811-22655

THE LIFETIME ACHIEVEMENT FUND

(LFTAX)

a series of Northern Lights Fund Trust III

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2013

Advised by:

Manarin Investment Counsel, Ltd.
505 North Street 210th Street
Omaha, Nebraska 68022
(402) 330-1166
(888) 339-4230

www.lifetimeachievementfund.com

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectus of the Lifetime Achievement Fund (the "Fund") dated April 29, 2013.  This SAI incorporates by reference the Fund's Annual Report to Shareholders for the period ended December 31, 2012.  Copies of these documents may be obtained without charge by contacting the Fund's Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling 1-888-339-4230.  You may also obtain a prospectus by visiting the Fund’s website at www.lifetimeachievementfund.com.

TABLE OF CONTENTS

THE FUND	2
INVESTMENT RESTRICTIONS	2
MANAGEMENT OF THE FUND	14
CODE OF ETHICS	18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	19
INVESTMENT ADVISORY AND OTHER SERVICES	19
DISTRIBUTION OF SHARES	20
OTHER SERVICE PROVIDERS	22
BROKERAGE ALLOCATION AND OTHER PRACTICES	24
PROXY VOTING POLICIES	25
DISCLOSURE OF PORTFOLIO HOLDINGS POLICY	26
PURCHASE OF FUND SHARES	26
TAXATION OF THE FUND	28
PERFORMANCE	32
FINANCIAL STATEMENTS	32
APPENDIX A	A-1

1

THE FUND

The Lifetime Achievement Fund is a series of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”).  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).  The Fund acquired all of the assets and liabilities of the Lifetime Achievement Fund, Inc. (the “Predecessor Fund”) in a tax-free reorganization on April 25, 2012. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund.

The Fund may issue an unlimited number of shares of beneficial interest.  All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a non-diversified investment management company.  Manarin Investment Counsel, Ltd. (the “Adviser”) is the Fund's investment adviser. The Fund’s investment objectives, restrictions and policies are more fully described here and in the Prospectus.  The Board may start other series and offer shares of a new fund under the Trust at any time.

The Fund offers a single class of shares.  The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.  If the Board creates an additional class of shares of the Fund, each share class will represent an interest in the same assets of the Fund, have the same rights and be identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.  The Fund may not:

(1)

Issue securities or other obligations senior to the Fund’s shares of beneficial interest.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)

Borrow money, except that the Fund may borrow from time to time to meet redemption requests and to leverage the Fund to make additional investments when the Adviser believes that market conditions are favorable, however, the amount of such borrowings shall not exceed 33 1/3% of its total assets and shall comply in all respects to Section 18(f) of the 1940 Act;

(3)	Underwrite securities of other issuers;

2

(4)

Purchase any security if, as a result of such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers concentrated in a particular industry or group of industries;

(5)	Purchase or sell real estate, except that the Fund may invest in the securities of companies whose business involves the purchase or sale of real estate;

(6)

Purchase or sell commodities unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell gold bullion to the full extent permitted under the 1940 Act.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

(7)

Make loans, except when (a) purchasing a portion of an issue of debt securities, (b) engaging in repurchase agreements; or (c) engaging in securities loan transactions limited to 5% of the Fund’s total assets;

The following non-fundamental investment limitations may be changed by the vote of the Fund’s Board of Trustees without shareholder approval:

The Fund shall not:

(1)

Purchase or otherwise acquire the securities of any other registered investment company (“Investment Fund”), except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of an Investment Fund if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that Investment Fund, unless the Investment Fund has an order from the SEC permitting investment in excess of 3%;

(2)	Invest directly in real estate limited partnerships;

(3)	Purchase, participate, or otherwise direct interests in oil, gas, or other mineral exploration or development programs;

(4)	Invest in companies for the purpose of exercising management or control;

(5)

Purchase or retain the securities of any issuer if, to the knowledge of the Fund’s management, the officers or trustees of the Fund and the officers and directors of the Adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities;

(6)

Purchase any securities that would cause more than 2% of the value of the Fund’s total assets at the time of such purchase to be invested in warrants that are not listed, or more than 5% of the value of its total assets to be invested in warrants or stock options whether or not listed, such warrants or options in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities;

(7)	Purchase any security if, as a result of such purchase, more than 15% of the value of the Fund’s total assets would be invested in illiquid securities; or

(8)

Purchase common stock, or other securities convertible into common stock or any other type of security that represents ownership of equity in an operating company and not otherwise classified as an investment company under the 1940 Act, unless the issuer is a reporting company under the requirements of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended.

With respect to non-fundamental investment limitation number 1, shares acquired through reinvestment of dividends are excluded when measuring the 3% limitation.

Whenever an investment objective or policy of the Fund states a maximum percentage of the Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, that percentage shall be determined, or that standard shall be applied, immediately after the Fund’s acquisition of the investment.  Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Fund’s net or total assets will not cause the Fund to violate a percentage limitation.  Similarly, any later change in quality, such as a rating downgrade or the de-listing of a warrant, will not cause the Fund to violate a quality standard.

3

The Investment Funds (as described below) in which the Fund invests may, but need not, have the same investment objective and fundamental policies as the Fund.

INVESTMENT STRATEGIES AND RISKS

The investment objectives of the Fund and a description of its principal investment strategies are set forth under “Principal Investment Strategies” in the Prospectus.  The Fund’s investment objective is “fundamental” and may not be changed without the approval of a majority of its outstanding voting securities.

The Fund intends to purchase shares of exchange traded funds (“ETFs”), closed-end and other open-end mutual funds (referred to as "Investment Funds") in compliance with the requirements of federal law or any applicable exemptive relief received from the Securities and Exchange Commission (the "SEC").  The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fee and administrative costs), and undue influence by a fund of funds over its Investment Funds. The Fund's investments in Investment Funds involve certain additional expenses and certain tax results which would not be present in a direct investment in the Investment Funds.

Due to legal limitations, the Fund will not be allowed to:  (1) purchase more than 3% of an investment company’s (including ETFs) outstanding shares; (2) invest more than 5% of its assets in any single such investment company, and (3) invest more than 10% of its assets in investment companies overall; unless:  (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

The following pages contain more detailed information about the types of instruments in which the Fund may invest.

Repurchase Agreements.  The Fund may invest directly or indirectly through an investment in an Investment Fund in repurchase agreements secured by U.S. Government Securities with U.S. banks and dealers.  A repurchase agreement is a transaction in which a fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security.  The Fund maintains custody of the underlying security prior to its repurchase.  Thus, the obligation of the bank or securities dealer to pay the repurchase price on the date agreed to is, in effect, secured by such security.  If the value of such security is less than the repurchase price, the other party to the agreement shall provide additional collateral so that at all times the collateral is at least equal to 102% of the value of the securities on loan.

Bank Obligations.  The Fund may invest directly or indirectly through an investment in Investment Funds in instruments (including certificates of deposit and bankers’ acceptances) of U.S.  or foreign banks and savings associations.  Such instruments purchased through U.S. banks or savings associations will typically be purchased through institutions which are insured by the Federal Deposit Insurance Corporation.  Such instruments purchased through foreign banks or savings associations may be purchased through institutions which may or may not be insured.  A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank.  A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

Commercial Paper.  The Fund may invest in commercial paper.  Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.  The commercial paper purchased by the Fund consists of direct obligations of domestic issuers that, at the time of investment, are (i) rated Prime-1 by Moody’s Investor Services, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Services (“S&P”), (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of Aa or better by Moody’s or AA or better by S&P, or (iii) securities that, if not rated, are, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest.  See Appendix A for more information on ratings assigned to commercial paper.

Illiquid Securities.  The Investment Funds in which the Fund invests may purchase illiquid securities, which include securities for which no readily available market exists and securities the disposition of which is subject to legal restrictions.  An Investment Fund that is an open-end fund may invest up to 15% of its net assets in illiquid securities.  An Investment Fund that is a closed-end fund may invest without limit in such securities.  The Fund itself may invest, whether directly or indirectly, up to 15% of the value of its total assets in illiquid securities.

4

Short Sales.  The Fund may invest in Investment Funds that sell securities short.  Selling securities short means that a fund sells securities that it does not own, making delivery with securities “borrowed” from a broker.  The fund is then obligated to return the borrowed securities by purchasing them at the market price at the time of replacement.  This price may or may not be less than the price at which the securities were sold by the fund.  Until the securities are replaced, the fund is required to pay to the lender any dividends or interest that accrue during the period of the loan.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends received by a fund on loaned securities are not treated as “qualified dividends” for tax purposes.  To borrow the securities, the fund may also have to pay a premium that would increase the cost of the securities sold.  The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

As part of selling short, a short seller (e.g., a fund) must also deposit with the broker acceptable collateral equal to the difference between (a) the market value of the securities sold short at the time of such sale, and (b) the value of the collateral deposited with the broker in connection with the sale (not including the proceeds from the short sale).  Each day the short position is open, the fund must maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral (1) equals the current market value of the securities sold short, and (2) is not less than the market value of the securities at the time of the short sale.  Depending upon market conditions, up to 80% of a fund’s net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  A fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the fund may be required to pay in connection with the short sale.

Foreign Securities.  The Fund may invest in securities of foreign issuers directly or may invest in an Investment Fund that invests in such securities.  Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that are applicable to foreign issuers.  These risks may include expropriation, confiscatory taxation, varying accounting standards, withholding taxes on dividends and interest, limitations on the use or transfer of an Investment Fund’s assets, and political or social instability or diplomatic developments.  These risks often are heightened to the extent an Investment Fund invests in issuers located in emerging markets or a limited number of countries.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies.  Moreover, the Fund and the Investment Funds generally calculate their net asset values (“NAVs”) and complete orders to purchase, exchange or redeem shares only on days when the New York Stock Exchange (“NYSE”) is open.  However, foreign securities in which the Fund and the Investment Funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends).  As a result, the NAV of the Fund’s or an Investment Fund’s portfolio may be significantly affected by such trading on days when the Adviser does not have access to the Investment Funds and shareholders do not have access to the Fund.

Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund’s and an Investment Fund’s NAV, the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and capital gain, if any, to be distributed to shareholders by the Fund and the Investment Fund.  If the value of a foreign currency rises against the U.S. dollar, the value of the Fund’s and the Investment Fund’s assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund’s and the Investment Fund’s assets denominated in that currency will decrease.  The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.  The costs attributable to foreign investing that the Fund and an Investment Fund must bear frequently are higher than those attributable to domestic investing.  For example, the costs of maintaining custody of foreign securities exceed custodian costs related to domestic securities.

Investment income on certain foreign securities in which the Fund and Investment Funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities.  Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which these funds would be subject.

Depositary Receipts.  The Fund may invest directly or indirectly through Investment Funds in depositary receipts.  American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are certificates

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evidencing ownership of shares of a foreign issuer.  These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.  These securities may not be denominated in the same currency as the securities into which they may be converted, and are subject to currency risk.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs, EDRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.  See “Investment Strategies and Risks – Foreign Securities,” above.

Warrants.  The Fund may invest in warrants directly or may invest in an Investment Fund that invests in warrants.  Warrants are a type of option to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time.  Moreover, they are usually issued by the issuer of the security to which they relate.  While warrants may be traded, there is often no secondary market for them.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.  Holders of warrants have no voting rights, receive no dividends and have no right with respect to the assets of the issuer.  To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise.  To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value.  If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

Convertible Securities.  The Fund may invest directly in a convertible security, which is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula, or may invest in an Investment Fund that invests in such securities.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers.  Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities.  While no investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by the Fund or an Investment Fund is called for redemption, such fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Fixed-Income Securities.  The market value of fixed-income securities is affected by changes in interest rates.  If interest rates fall, the market value of fixed-income securities tends to rise.  If interest rates rise, the value of fixed-income securities tends to fall.  Moreover, the longer the remaining maturity of a fixed-income security, the greater the effect of interest rate changes on the market value of the security.  This market risk affects all fixed-income securities, but U.S. Government Securities are generally subject to less market risk.

The Investment Funds in which the Fund may invest may purchase debt securities rated investment grade by S&P or Moody’s or debt securities that are rated below investment grade by S&P or Moody’s.  The Fund itself may invest directly only in investment grade debt securities. Investment grade debt securities are those that at the time of purchase have been assigned one of the

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four highest ratings by S&P or Moody’s or, if unrated, are determined by the Adviser or the Investment Fund’s investment adviser to be of comparable quality.  This includes debt securities rated BBB by S&P or Baa by Moody’s. Moody’s considers securities rated Baa to have speculative characteristics.  Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities.  Debt securities rated below investment grade (commonly referred to as “junk bonds”), which include debt securities rated BB, B, CCC and CC by S&P and Ba, B, Caa, Ca and C by Moody’s, are deemed by these agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.  Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality and are not a guarantee of quality.  Subsequent to its purchase by the Fund or an Investment Fund, the rating of an issue of debt securities may be reduced below the minimum rating required for purchase by that fund.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating increases.  See Appendix A for more information about S&P and Moody’s ratings.

Lower rated debt securities generally offer a higher current yield than that available from higher grade issues.  However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates.  Accordingly, the yield on lower rated debt securities will fluctuate over time.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.  The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit a fund’s ability to sell such securities at their fair value in response to changes in the economy or the financial markets.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.  As noted above, markets have recently experienced significant volatility, lower valuations and reduced liquidity, which may continue to affect Fund investments in fixed income securities in the future.

The Fund or an Investment Fund may invest in zero coupon securities and payment-in-kind securities.  Zero coupon securities pay no interest to holders prior to maturity and payment-in-kind securities pay interest in the form of additional securities.  However, a portion of the original issue discount on the zero coupon securities, and the “interest” on payment-in-kind securities, must be included in the fund’s income.  Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid certain excise taxes, the Fund or an Investment Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  These distributions must be made from the fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities.  The Fund or an Investment Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.  Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

U.S. Government Securities.  These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("Fannie Mae" or "FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae and Freddie Mac.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or

7

guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks. Freddie Mac issues PCs, which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Foreign Currency Investments.  The Fund may invest in foreign currency denominated instruments such as bank certificates of deposit or short-term notes issued by non-bank issuers.  The Fund may also make foreign currency exchange transactions on a spot basis or forward basis.  Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The Fund may also enter into forward currency contracts. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract.  If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency.  The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks.  The Fund incurs foreign exchange expenses in converting assets from one currency to another.  Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements.  The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging or speculation strategy is highly uncertain.  The precise matching of forward contract amounts and the value of the securities involved is generally not possible.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency.  The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.  There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

The value of the Fund’s investments is calculated in U.S. dollars each day that the NYSE is open for business. As a result, to the extent that the Fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund's NAV per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase.  If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.  The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares.

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Unit Investment Trusts.  The Fund may invest in unit investment trusts (“UITs”), a type of Investment Fund that holds a relatively fixed portfolio of fixed-income or equity securities.  UITs are not actively managed and generally terminate upon maturity of the portfolio securities, in the case of fixed-income portfolios, or at some specified future date, in the case of equity portfolios.  The portfolio of a UIT is selected on the basis of the criteria set forth in the UIT’s prospectus.  Because a UIT is not actively managed, the UIT may continue to hold, and may continue to buy, portfolio securities originally selected even though a portfolio security’s outlook, market value or yield may have changed due to adverse market conditions, the financial condition of a company or other factors.  In addition, the principal trading market for units of certain UITs may be in the over-the-counter market.  As a result, the existence of a liquid trading market for the units may depend on whether dealers make a market in the units.  There can be no assurance that a market will be made for a UIT’s units, that a market for a UIT’s units will be maintained or of the liquidity of the UIT’s units in any markets that are made.

Closed-End Funds.  The Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”).  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets.  Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

In selecting closed-end funds, the Adviser considers their historical market discounts, portfolio characteristics, repurchase, tender offer and dividend reinvestment terms, and provisions for converting to an open-end fund.  The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Real Estate Related Securities.  The Fund may invest in Investment Funds that hold real estate related securities.  Such real estate-linked investments may include holdings of securities of companies, including real estate investment trusts, that own, operate, develop, construct, improve, finance and lease real estate, including commercial, retail and office space and buildings, hotels, apartments and residences.  Investments related to real estate may be affected by interest rates, availability of construction and mortgage capital, consumer confidence, economic conditions in particular regions, demographic patterns, functional obsolescence or reduced desirability of properties, extended vacancies and tenant bankruptcies,  real estate values, supply and demand, energy costs, catastrophic events, condemnation losses, and zoning, environmental and tax laws.

Gold Investments.  Investments in gold bullion and gold coins involve additional risks and considerations not typically associated with other types of investments: (1) the risk of substantial price fluctuations of gold; (2) the concentration of gold supply is mainly in five territories (South Africa, Australia, the Commonwealth of Independent States (the former Soviet Union), Canada and the United States), and the prevailing economic and political conditions of these countries may have a direct effect on the production

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and marketing of gold and sales of central bank gold holdings; (3) unpredictable international monetary policies, economic and political conditions; and (4) possible adverse tax consequences for the Fund from making gold bullion and gold coin investments, if it fails to qualify as a "regulated investment company" under the Internal Revenue Code.  An adverse change with respect to any of these risk factors could have a significant negative effect on the Fund's net asset value per share. These risks are discussed in greater detail below.

o

Risk of Price Fluctuations. The prices of precious metals, such as gold, are affected by various factors such as economic conditions, political events, governmental monetary and regulatory policies and market events. The prices of gold investments held by the Fund may fluctuate sharply, which will affect the value of the Fund's shares.

o

Concentration of Source of Gold Supply and Control of Gold Sales. Currently, the five largest producers of gold are the Republic of South Africa, Australia, the Commonwealth of Independent States (which includes Russia and certain other countries that were part of the former Soviet Union), Canada and the United States. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. Political and social conditions in South Africa are somewhat unsettled and may pose risks to the Fund

o

Unpredictable International Monetary Policies, Economic and Political Conditions. There is the possibility that unusual international monetary or political conditions may make the Fund's gold assets less liquid, or that the value of the Fund's gold might be more volatile, than would be the case with other investments. In particular, the price of gold is affected by its direct and indirect use to settle net balance of payments deficits and surpluses between nations. Because the prices of precious metals, especially gold, may be affected by unpredictable international monetary policies and economic conditions, there may be greater likelihood of a more dramatic fluctuation of the market prices of the Fund's investments than of other investments.

o

Effect on the Fund's Tax Status. By making gold bullion and gold coin investments, the Fund risks failing to qualify as a regulated investment company under the Internal Revenue Code. If the Fund should fail to qualify, it would lose the beneficial tax treatment accorded to qualifying investment companies under Subchapter M of the Code. Failure to qualify would occur if in any fiscal year the Fund derived more than 10% of its gross income (as defined in the Internal Revenue Code, which disregards losses for this purpose) from sales or other dispositions of gold bullion.  Accordingly, the Fund will endeavor to manage its portfolio within the limitations described above, and the Fund has adopted an investment restriction limiting the amount of its total assets that can be invested in gold investments. There can be no assurance that the Fund will qualify in every fiscal year. Furthermore, to comply with the limitations described above, the Fund may be required to make investment decisions it would otherwise not make, foregoing the opportunity to realize gains, if necessary, to permit the Fund to qualify as a regulated investment company.

Hedging Strategies, Options, Futures and Forward Currency Exchanges.  The Fund may invest in Investment Funds that engage in certain hedging strategies involving options, futures and forward currency exchange contracts.  Of these strategies, the Fund itself may engage in the purchase or sale of put or call options. These hedging strategies are collectively referred to as “Hedging Strategies.”

Hedging Strategies are used to hedge against price movements in one or more particular securities positions.  Hedging Strategies on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a fund has invested or expects to invest.  Hedging Strategies on debt securities may be used to hedge either individual securities or broad fixed-income market sectors.

The use of Hedging Strategies is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (“CFTC”) and various state regulatory authorities.  In addition, a fund’s ability to use Hedging Strategies will be limited by tax considerations.

The use of Hedging Strategies involves special considerations and risks, as described below.  Risks pertaining to particular instruments are described in the sections that follow:

•

Successful use of most Hedging Strategies depends upon the particular fund’s ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular strategy adopted will succeed.

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•

There might be imperfect correlation, or even no correlation, between price movements of the Hedging Strategy and price movements of the investments being hedged.  For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which hedging instruments are traded.  The effectiveness of Hedging Strategies on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

•

Hedging Strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, Hedging Strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.  For example, if a fund entered into a short hedge because of a projected decline in the price of a security in its portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument.  Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the fund could suffer a loss.  In either such case, the fund would have been in a better position had it not hedged at all.

•

A fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in hedging instruments involving obligations to third parties (i.e., hedging instruments other than purchased options).  If the fund was unable to close out its positions in such hedging instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured.  These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.  The fund’s ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the opposite party to the transaction to enter into a transaction closing out the position.  Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

The Fund or an Investment Fund may use Hedging Strategies for speculative purposes or for purposes of leverage.  Hedging Strategies, other than purchased options, expose the Investment Fund to an obligation to another party.  The Fund or an Investment Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts, or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for Hedging Strategies and will, if the guidelines so require, set aside cash or liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding instrument is open, unless they are replaced with similar assets.  As a result, the commitment of a large portion of assets to cover segregated accounts could impede portfolio management or a fund’s ability to meet redemption requests or other current obligations.

The Fund may write (i.e., sell) call options (“calls”) and invest in Investment Funds that write calls.  The Fund itself will write calls only if the calls are “covered” throughout the life of the option.  A call is “covered” if the Fund owns the optioned securities.  When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at anytime during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period.  If the call is exercised, the fund will forego any gain from an increase in the market price of the underlying security over the exercise price.

The Fund may also purchase (i.e., buy) calls and invest in Investment Funds that purchase calls.  When a fund purchases a call, a premium is paid in return for the right to purchase the underlying security at the exercise price at any time during the option period.

The Fund may also write and purchase put options (“puts”) and invest in Investment Funds that write and purchase puts.  When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period.  When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period.  A fund may also purchase stock index puts, which differ from puts on individual securities in that they are settled in cash, based on the values of the securities in the underlying index rather than by delivery of the underlying securities.  Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio.  If any put is not exercised or sold, it will become worthless on its expiration date.

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A fund’s option positions may be closed out only on an exchange that provides a secondary market for options, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option.  In this regard, trading in options on certain securities (such as U.S. Government Securities) is relatively new, so it is impossible to predict to what extent liquid markets will develop or continue.  The Fund or an Investment Fund may suffer material losses as the result of option positions.  For example, because the Fund must maintain a covered position with respect to any call option it writes on a security or stock index, the Fund may not sell the underlying security or invest any cash, U.S. Government Securities or short-term debt securities used to cover the option during the period it is obligated under such option.  This requirement may impair the Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

A fund’s custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund.  Until the underlying securities are released from escrow, they cannot be sold by the fund.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation (“OCC”) has the authority to permit other generally comparable securities to be delivered in fulfillment of option exercise obligations.  If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered.  As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

The Fund may invest in an Investment Fund that enters into futures contracts for the purchase or sale of debt securities and stock indices.  A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date.  Futures contracts are traded on designated “contract markets” that, through their clearing corporation, guarantee performance of the contracts.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa).  Entering into a futures contract for the sale of debt securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly.  For example, if a fund holds long-term U.S. Government Securities and it anticipates a rise in long-term interest rates (and therefore a decline in the value of those securities), it could, in lieu of disposing of those securities, enter into futures contracts for the sale of similar long-term securities.  If rates thereafter increase and the value of the fund’s portfolio securities thus declines, the value of the fund’s futures contracts would increase, thereby protecting the fund by preventing the NAV from declining as much as it otherwise would have.  Similarly, entering into futures contracts for the purchase of debt securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.  For example, if a fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

A stock index futures contract may be used to hedge a fund’s portfolio with regard to market risk as distinguished from risk relating to a specific security.  A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date, a final cash settlement occurs.  Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based.

There are several risks in connection with the use of futures contracts.  In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.  Further unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

In addition, the market prices of futures contracts may be affected by certain factors.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets.  Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures.  There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time.  In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a fund would continue to be required to make variation margin deposits.

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An Investment Fund may purchase and write (sell) put and call options on futures contracts.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position of the option is a put), at a specified exercise price at any time during the option period.  When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option.  A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract.  It also may purchase such put options to hedge a long position in the underlying futures contract in the same manner as it purchases “protective puts” on securities.

An Investment Fund may also purchase put options on interest rate and stock index futures contracts.  As with options on securities, the holder of an option on a futures contract may terminate its position by selling an option of the same series.  There is no guarantee that such closing transactions can be effected.  The Investment Fund is required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  There can be no certainty that liquid secondary markets for all options on futures contracts will develop.  Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to an Investment Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

An Investment Fund may use forward or foreign currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.  Additionally, an Investment Fund may enter into forward currency contracts with respect to specific transactions.  For example, when a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward currency contract for the amount of foreign currency involved in the underlying transaction.  The fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

An Investment Fund also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase its exposure to foreign currencies that may rise in value relative to the U.S. dollar or to shift its exposure to foreign currency fluctuations from one country to another.  For example, when an Investment Fund believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency.  This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the fund is obligated to deliver.  The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term Hedging Strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a fund to sustain losses on these contracts and transactions costs.

The cost to a fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.  The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the fund owns or intends to acquire, but it does fix a rate of exchange in advance.  In addition,

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although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Fund values its assets daily in terms of U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis.  The Fund may convert foreign currency from time to time and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Regulation as a Commodity Pool Operator.  The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operation.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

Borrowing.  The Fund is permitted to borrow up to 33 1/3% of its net assets to meet redemption requests and to leverage itself to make additional investments when the Adviser believes that market conditions are favorable, in accordance with the mandates of the 1940 Act.  These practices are deemed by many to be speculative and may cause the Fund’s NAV to be more volatile than the NAV of a fund that does not engage in borrowing activities.  This risk is enhanced during periods of declining asset values, such as the recent economic downturn.

Borrowing to buy additional securities is known as leveraging.  Leverage increases both investment opportunity and investment risk.  If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the NAV of the Fund’s shares will rise faster than would otherwise be the case.  On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the NAV of the Fund’s shares will decrease faster than would otherwise be the case.  The Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.  If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Leveraging occurs when the Adviser wants to purchase additional securities for the Fund, but the Fund lacks cash to make the purchase and the Adviser does not wish to sell other securities positions held by the Fund to raise cash to make the purchase.  The Adviser has established, on behalf of the Fund, a line of credit with a bank for such borrowings and will utilize the line when it believes that an opportunity exists to purchase additional securities that will result in a greater return after the payment of interest and any other fees associated with the borrowing.  The line of credit advanced will be outstanding on a revolving basis and will generally be paid at such time as determined by the Adviser.  As the line of credit is revolving, the Fund may continually have a balance outstanding and hence could be incurring interest expense on an ongoing basis.

The Fund may also utilize the line of credit in the emergency event that large redemption orders are presented and the Adviser does not wish to liquidate positions to meet such redemptions or in other emergency situations where the Adviser may determine that the Fund might need cash.

Portfolio Turnover.  The Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.  A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders.  High portfolio turnover may result in the realization of substantial net capital gains.  To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.  The Fund’s portfolio turnover rate for fiscal year 2012 was 14%.

MANAGEMENT OF THE FUND

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust,

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when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure.  The Board is led by Jerry Vincentini, who has served as the Chairman of the Board since the Trust was first registered with the SEC in 2012.   The Trust does not have a Lead Independent Trustee because all of the Trust’s Trustees are Independent Trustees.  Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight.  The Board of Trustees is comprised entirely of Independent Trustees with an Audit Committee with a separate chair.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Fund believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mark H. Taylor, Ph.D., CPA, has over two decades of academic experience in the accounting and auditing areas, has a Doctor of Philosophy degree in Accounting, holds Certified Public Accountant designation, is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University, serves as a member of 3 other mutual fund boards outside of the Fund Complex, currently serves on the AICPA Auditing Standards Board, and like the other Board members, also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and 2 other mutual fund boards.  Mr. Jerry Vincentini is a retired business owner with decades of hands-on business experience in the academic ceremony rental market and agricultural production areas.  He holds a Bachelors of Science degree in business, and currently serves on three non-profit boards.  He also possesses an adequate understanding of the regulatory framework under which investment companies must operate based on his years of service to another mutual fund board of trustees.  Mr. Anthony M. Payne has over 30 years of business experience in financial services and gaming industries including serving as an Executive Director of Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) from 1996 to July 2008. Mr. Payne served as the President of the Council Bluffs Area Chamber of Commerce/Industrial Foundation.  He also served as the Chairman of the First National Bank of Council Bluffs and serves as a director of another mutual fund.  He serves as a Trustee of Goodwill Industries, Inc.  Mr. Payne is a Graduate of the University of Nebraska (Lincoln) and completed further graduate work at Southern Methodist University. Mr. James Jensen has over 30 years of business experience in financial services industry including over 20 years of mutual fund board experience.  Since April 2008, Mr. Jensen has served as the Chief Executive Officer of Clearwater Law & Governance Group, where he devotes full time to corporate law practice and board governance consulting for operating companies.  From 2001 to 2008, Mr. Jensen co-founded and was Chairman of the Board for Intelisum, Inc., a company pursuing computer and measurement technology and products. From 1986 to 2004, Mr. Jensen held key positions with NPS Pharmaceuticals, Inc., as Vice President, Corporate Development, Legal Affairs and General Counsel and Secretary. In addition to his business experience, Mr. Jensen is Chairman of the Board of Bayhill Capital Corporation and is a Director of the University of Utah Research Foundation. Mr. Jensen was the founder and first President of the MountainWest Venture Group (now "MountainWest Capital Network") in 1983. Mr. Jensen is a member of the National Association of Corporate Governance ("NACD"). Mr. Jensen graduated with a BA degree from the University of Utah in 1967 and received degrees of Juris Doctor and Master of Business Administration from Columbia University in 1971.  Mr. John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. Mr. Palancia also holds a Bachelor of Science degree in Economics. He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch. Additionally, he is well versed in the regulatory framework under which investment companies must operate based on his service as a member of 2 other fund boards.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified and well versed in the regulatory framework under which investment companies must operate.

Trustees and Officers.  The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below.   Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

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Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Vincentini 1940	Trustee, Chairman	February 2012, Indefinite	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980-2008).	14	Lifetime Achievement Fund, Inc. (July 2000 - April 2012).
Mark H. Taylor*** 1964	Trustee	February 2012, Indefinite	Professor Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University, (2002-2009); Former member of the AICPA Auditing Standards Board, AICPA (2008 – 2011).	110

Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc.   (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).

Anthony M. Payne 1942	Trustee	February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996 – 2008).	14	Lifetime Achievement Fund, Inc. (February 2012 to April 2012)
James U. Jensen 1944	Trustee	February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (Law Firm, since 2008); Legal Consultant, Jensen Consulting (2004-2008).	14

Wasatch Funds Trust (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007); Lifetime Achievement Fund, Inc. (since February 2012).

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John V. Palancia 1954	Trustee	February 2012, Indefinite	Retired (since 2011); Formerly, Director of Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975 - 2011).	110

Ladenburg Thalmann Alternative Strategies Fund (since June 2012); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Northern Lights Fund Trust (December 2011) ; Northern Lights Variable Trust (December 2011

* The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

** The "Fund Complex" includes the following registered management investment companies in addition to NLFT: Northern Lights Fund Trust, Northern Lights Fund Trust II, and Northern Lights Variable Trust.

*** Mark H. Taylor also serves as an independent trustee of Northern Lights Fund Trust (“NL Trust”) and Northern Lights Variable Trust (“NLV Trust”), each a separate trust in the Fund Complex.  On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), Gemini Fund Services, LLC (“GFS”), certain current Trustees and one former Trustee of NL and NLV Trusts.  To settle the SEC’s charges, GFS and NLCS each agreed to pay $50,000 penalties, and both firms and the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order.  The firms and the named Trustees  (including Mr. Taylor) agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations.  There were no allegations that shareholders suffered any monetary harm.  The SEC charges were not against the Adviser, Sub-Adviser or the Fund.

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	February 2012, indefinite

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite

Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).

James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary	February 2012, indefinite

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President of Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

William Kimme 17605 Wright Street Omaha, NE 68130 1963	Chief Compliance Officer	February 2012, indefinite	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

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Audit Committee.  The Board has an Audit Committee that consists solely of Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  During the past fiscal year, the Audit Committee held six meetings.

Compensation of Trustees.  Effective January 1, 2013, the Trust pays each Independent Trustee an annual fee of $24,000, as well as reimbursement for any reasonable expenses incurred attending the meetings, to be paid quarterly.  The Audit Committee Chairman receives an additional annual fee of $3,500.  In addition, the Chairman of the Board receives an additional annual fee of $3,500.  No "interested persons" who serve as a Trustee of the Trust will receive any compensation for their services as Trustee. None of the executive officers receive compensation from the Trust. The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ending December 31, 2012.  The Trust does not have a bonus, profit sharing, deferred compensation, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust*	Total Compensation From Trust and Fund Complex** Paid to Trustees
Mark H. Taylor	$14,000	$109,000
Jerry Vincentini	$14,000	$27,500
Anthony M. Payne	$10,333	$24,000
James U. Jensen	$10,333	$24,000
John Palancia	$10,333	$105,333

*The Trust anticipates having multiple series.  Trustees' fees will be allocated ratably to each Fund in the Trust.

** The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II, and Northern Lights Variable Trust.

Trustees’ Ownership of Shares in the Fund.  As of April 24, 2013, the Trustees beneficially owned the following amounts in the Fund:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Mark H. Taylor	None	None
Jerry Vincentini	Over $100,000	Over $100,000
Anthony M. Payne	None	None
James U. Jensen	None	None
John Palancia	None	None

* The “Family of Investment Companies” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II, and Northern Lights Variable Trust.

CODE OF ETHICS

The Trust, the Adviser and the Distributor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under the code of ethics adopted by the Trust (the “Code”), the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant

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files with, or submits to, the SEC and in other public communications made by the Funds; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 24, 2013:

i.

no persons were “control” persons of the Fund.  This means that there were no persons (i) owning beneficially more than 25% of the outstanding shares of the Fund, or (ii) that by acknowledgment or assertion by the controlled party or controlling party, were in control of the Fund;

ii.

no persons owned of record or were known by the Fund to beneficially own 5% or more of the Fund’s outstanding shares; and

iii.

the Trustees and officers, as a group, owned less than one percent of the Fund’s outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser.  The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement (“Advisory Agreement”) with the Trust on behalf of the Fund.  The Adviser is controlled by Roland R. Manarin, who owns all of the outstanding shares of the Adviser’s parent company.  Mr. Manarin is also the President, a Director and lead Portfolio Manager of the Adviser.

The Advisory Agreement provides that, subject to overall supervision by the Board, the Adviser shall act as investment adviser and shall manage the investment and reinvestment of the assets of the Fund, obtain and evaluate pertinent economic data relative to the investment policies of the Fund, place orders for the purchase and sale of securities on behalf of the Fund, and report to the Board periodically to enable it to determine that the investment policies of the Fund and all other provisions of the Advisory Agreement are being properly observed and implemented.  The Adviser is paid a monthly fee for its services calculated at the annual rate of 0.75% of the average daily net assets of the Fund.  For the fiscal years ended December 31, 2010, 2011 and 2012, management fees of $1,115,607, $1,260,878 and $1,273,141 respectively, were incurred under the Advisory Agreement.

The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.  The Advisory Agreement may be terminated at any time without penalty by the Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Fund.  The Advisory Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Fund in accordance with the 1940 Act.  The Advisory Agreement terminates automatically upon assignment (as defined in the 1940 Act).

Although it is not specifically provided for in the Advisory Agreement, the Adviser may voluntarily waive all or a portion of its fee otherwise due from the Fund.  The Adviser may also elect not to seek reimbursement from the Fund for expenses reasonably incurred on behalf of the Fund and otherwise properly reimbursable to the Adviser.  For the fiscal years ended December 31, 2010, 2011 and 2012, the Adviser voluntarily agreed to waive its fee and/or reimburse the Fund to the extent necessary to limit the Fund’s “other expenses,” as presented in the fees and expenses table in the Fund’s Prospectus, to 0.50%, excluding interest expense and other expenses of Fund borrowings.  For the years ended December 31, 2010, 2011 and 2012, other expenses, excluding acquired fund fees and expenses, interest expense and other expenses of Fund borrowings, did not exceed 0.50% and, as a result, the Adviser did not waive its fee or reimburse the Fund.  The Adviser has voluntarily agreed to continue this policy of waiving its fees and/or reimbursing Fund expenses until April 30, 2014, and may decide to continue to do so after April 30, 2014, to the extent necessary to limit the Fund’s “other expenses” to 0.50%, excluding acquired fund fees and expenses, interest expense and other expenses of Fund borrowings.  The waiver of fees and reimbursements by the Adviser will improve the Fund’s performance for the period(s) in which the waivers are applicable compared to the Fund’s performance if it had incurred and paid the waived fees and reimbursements.

Any fee waivers and expense reimbursements by the Adviser during fiscal years after December 31, 2012 are recoverable by the Adviser during the three fiscal years following the waiver or reimbursement if the Fund can repay the Adviser and not exceed the expense cap in place at the time of the waiver or reimbursement.

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Portfolio Managers.  As described in the Prospectus, the portfolio managers listed below (the “Portfolio Managers”) are responsible for the management of the Fund and, as of December 31, 2012, the other accounts set forth in the following table.  None of the accounts pay a performance fee.

	Other Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts Managed by Portfolio Managers **
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Roland R. Manarin	None	$0	2	$37,637,167	482	$13,692,029
Aron D. Huddleston	None	$0	2	$37,637,167	19	$1,592,236

* The portfolio managers utilize a team based approach with respect to other pooled investment vehicles. The portfolio managers are jointly and primarily responsible for the management of a portion of the total assets and number of accounts shown.

** The portfolio managers utilize a team based approach with respect to a portion of the other accounts managed. The portfolio managers are jointly and primarily responsible for the management of$1,535,605 allocated across 16 accounts.

In addition to the Funds, the other accounts managed by the Portfolio Managers consist of two private investment partnerships, which invest primarily in mutual funds and are managed on a discretionary basis, and a number of separate accounts, which are generally managed on a non-discretionary basis.  As a result of managing these other accounts, conflicts of interest may arise between the Fund and the other accounts.  The Adviser manages these potential conflicts of interest through trade allocation policies and oversight by the Adviser’s compliance department.  Allocation policies are designed to address potential conflicts of interest in situations where the Fund and/or other accounts participate in transactions involving the same securities.  It is the Adviser’s policy to aggregate client transactions where possible and when advantageous to clients.  In these instances, clients participating in an aggregated transaction will generally receive an average share price and transaction costs will be shared on a pro rata basis.

Because Mr. Manarin is the sole shareholder of the Adviser’s parent company, he receives compensation and/or other distributions out of the profits of the Adviser from time to time that he, in his sole discretion, determines to be appropriate and reasonable.  The Adviser compensates Mr. Huddleston with a base salary, which is a fixed amount based on his level of experience and responsibilities.  Mr. Huddleston is also eligible to receive a year-end bonus in an amount determined entirely in the discretion of Mr. Manarin.  In addition, Mr. Huddleston participates in a defined benefit plan and is provided with other benefits; however, neither the plan nor these other benefits discriminate in scope, terms or operation in favor of Mr. Huddleston and are available generally to all salaried employees.  Both Messrs. Manarin and Huddleston also receive commissions from sales of securities in their capacities as registered representatives of Manarin Securities Corporation, an SEC-registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. and the Securities Investor Protection Corporation, which previously served as the Fund’s distributor.  Effective January 1, 2012, as compensation for its sales of Fund shares that are subject to a front-end sales load, Manarin Securities Corporation will be entitled to receive the entire front-end sales load (less any fees payable by Northern Lights Distributors, LLC, the Fund’s current distributor).  Regarding sales of Fund shares, each of Mr. Manarin and Mr. Huddleston is entitled to receive the applicable sales load on the sale of Fund shares.

As of December 31, 2012, the Portfolio Managers beneficially owned the following amounts in the Fund:

Portfolio Manager	Dollar Range of Shares Beneficially Owned
Roland R. Manarin	Over $1,000,000
Aron D. Huddleston	$100,001 - $500,000

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”).  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The offering of the Fund's shares is continuous.  The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

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The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.  The Distributor receives the portion of the sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record. The Distributor retains the contingent deferred sales charge on redemptions of shares of the Fund that are subject to a contingent deferred sales charge.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended December 31, 2012:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Lifetime Achievement Fund	$0	$0	$0	*

* The Distributor received $23,948 from the Adviser as compensation for its distribution services to the Fund.

The Distributor also receives 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plan”.

Prior to December 31, 2011, Manarin Securities Corporation, as distributor for the Predecessor Fund, received fees in the form of sales loads in an amount provided for in the Fund’s Prospectus, which were paid directly by shareholders (and not by the Fund) when they invested in the Fund.  For the fiscal years ended December 31, 2009, 2010 and 2011, the aggregate dollar amount of sales loads imposed on purchases of Fund shares was $155,942, $222,239 and $161,376, respectively.  Manarin Securities Corporation retained 100% of these amounts, which were, in turn, paid out to its registered representatives who were responsible for the sale of the Fund’s shares.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under this Plan, an account maintenance fee at an annual rate of 0.25% of the average net assets. Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the Fund's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Rule 12b-1 Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund. The Advisor may be compensated by the Distributor for their respective distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

During the fiscal year ended December 31, 2012 the Fund paid $424,380 in distribution related fees pursuant to the Plan. During the fiscal year ended December 31, 2010 and 2011 the Fund paid $371,869 and $420,293, respectively in distribution related fees pursuant to the Plan. For the fiscal years indicated below, the Fund paid the following allocated distribution fees:

21

Actual 12b-1 Expenditures Paid by Lifetime Achievement Fund

Shares During the Fiscal Year Ended December 31, 2012

Total Dollars Allocated
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	$424,380
Payment to dealers	None
Compensation to sales personnel	None
Other	None
Total	$424,380

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

OTHER SERVICE PROVIDERS

Fund Administration , Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board.  GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.  GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on February 23, 2012 and will remain in effect for two years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically

22

approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided the Trust may not assign this agreement without prior written consent of GFS.   This Agreement provides that GFS shall be without liability for any action reasonably taken or omitted to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For these services rendered to the Fund by GFS, the Fund pays a combined fee equal to the greater of $60,000 minimum or 0.07% on the first $100 million of net assets, 0.05% on the next $400 million of net assets, 0.03% on the next $500 million of net assets and 0.02% on net assets greater than $1 billion. The Fund also pays GFS for any out-of-pocket expenses.  For the fiscal year ended December 31, 2012, the Fund paid $119,711 for administration and fund accounting fees.

Prior to February 23, 2012, UMB Fund Services, Inc. (“UMBFS”), located at 803 West Michigan Street, Milwaukee, WI 53233, provided certain administrative, accounting and recordkeeping services pursuant to the terms of an Administration and Fund Accounting Agreement between UMBFS and the Fund.  For the fiscal years ended December 31, 2010 and 2011, the fees paid for these services were $123,873 and $141,305, respectively.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For such services rendered to the Fund under the Agreement, the Fund pays GFS a fee equal to the greater of (i) a minimum fee of $13,500 and (ii) $14 per open account and $2.00 per closed account. The Fund also pays GFS for any out-of-pocket expenses.  For the fiscal year ended December 31, 2012, the Fund paid $53,904 in transfer agency fees.

Independent Registered Public Accounting Firm

BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm.  As such, they audited the Fund’s annual financial statements for the fiscal year ended 2012 and will audit the Fund’s annual financial statements for the fiscal year ended 2013.  RSM McGladrey, Inc., 1200 Landmark Center, Suite 530, 1299 Farnam Street, Omaha, NE 68102, provided tax services to the Fund including preparation of the federal and state income tax returns for the Fund.

Compliance Services

23

Northern Lights Compliance Services, LLC (“NLCS”), 80 Arkay Drive, Hauppauge, NY 11788, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Fund pays a compliance service fee to NLCS.

Custodian

Huntington National Bank located at 41 South High Street, Columbus, Ohio 43215 is the custodian for the Fund’s securities and cash.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board, the Adviser is responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage transactions.  In effecting portfolio transactions, the Adviser seeks to obtain the best execution and net results for the Fund.  This determination involves a number of considerations, including the economic effect on the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions, and the financial strength and stability of the broker.  Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid.

In selecting brokers to execute the Fund’s portfolio transactions, the Adviser also considers the value of research, analysis, advice and similar services provided by such brokers (collectively referred to as “research services”).  The Adviser does not, however, use “soft dollars” to obtain investment research from brokers (i.e., the Adviser does not pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction in recognition of the value of research services provided by the broker).  Rather, any such research services are paid for out of the Adviser’s own funds.

Under the 1940 Act, an open-end registered investment company must sell its shares at the offering price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiations of sales loads.  However, the Fund generally will not acquire securities of an Investment Fund that has a sales load unless the size of the acquisition is significant enough to eliminate the sales load in accordance with the terms stated in the prospectus of the Investment Fund.  The Adviser, to the extent possible, also seeks to eliminate the sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting purchases over time; (ii) rights of accumulation, permitting it to avoid sales charges as it purchases additional shares of an Investment Fund; and (iii) rights to waive sales charges by aggregating its purchases of several funds within a fund “family.”  The Adviser also takes advantage of exchange or conversion privileges offered by any “family” of mutual funds.

With respect to purchases of shares of Investment Funds which normally impose a front-end sales load at the time of purchase, the Adviser may direct, to the extent possible, substantially all of the orders to Manarin Securities Corporation.  In such cases, Manarin Securities Corporation may be paid a per share fee (“dealer reallowance”) by the Investment Fund of up to a maximum of 1% of the Investment Fund’s offering price per share.  Manarin Securities Corporation is not designated as the dealer on any sales where such reallowance exceeds 1% of the Investment Fund’s offering price per share.  This dealer reallowance will not be a material factor in the Adviser’s decision-making as to which Investment Funds merit the Fund’s investment.  In the event Manarin Securities Corporation is unable to execute a particular transaction, the Adviser will direct such order to another broker-dealer.

Manarin Securities Corporation may assist in the execution of Fund portfolio transactions to purchase Investment Fund shares for which it may receive distribution payments (i.e. Rule 12b-1 fees) from the Investment Funds or their underwriters or sponsors in accordance with the normal distribution arrangements for those funds. Manarin Securities Corporation will rebate to the Fund any Rule 12b-1 fees paid by the Investment Funds or their underwriters or sponsors.  In providing execution assistance, Manarin Securities Corporation receives orders from the Adviser; places them with the Investment Fund’s distributor, transfer agent or other agent, as appropriate; confirms the trade, price and number of shares purchased; and assures prompt payment by the Fund and proper completion of the order.

The Fund expects that purchases and sales of short-term investment instruments will usually be principal transactions, and purchases and sales of other debt securities may be principal transactions.  Consequently, the Fund will normally not pay brokerage commissions in connection with such transactions.  Short-term investment instruments are generally purchased directly from the issuer, an underwriter or market maker for the securities, and other debt securities may be purchased in a similar manner.  Purchases from underwriters include an underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked price.  Where transactions are made in the over-the-counter market, the Fund will deal with the primary market makers unless more favorable prices are obtainable elsewhere.

In the event that the Fund acquires or sells U.S. Government Securities, it will pay a commission to Manarin Securities Corporation of not more than 1% of the acquisition price.

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With respect to purchases and sales of stocks or bonds of an issuer that is not a registered investment company, such transactions will generally be directed to Manarin Securities Corporation.  Assuming the securities are traded on a securities exchange, the commission received by Manarin Securities Corporation for such purchase or sale transaction must be reasonable and fair compared to the commission received by other broker-dealers in connection with comparable transactions involving similar securities.  The Adviser must make an independent determination that, in fact, the commission received or to be received by Manarin Securities Corporation as a result of the transaction meets this standard.

Manarin Securities Corporation’s principals may receive expense paid travel in connection with due diligence meetings, which expenses are paid for by the Investment Funds or other issuers of securities acquired by the Fund.

During the fiscal years ended December 31, 2010, 2011 and 2012, the Fund paid a total of $26,492, $35,031 and $23,948 in brokerage commissions, respectively.  All of these amounts were paid to Manarin Securities Corporation because all of the Fund’s securities transactions were placed through Manarin Securities Corporation during these periods.  In addition, for the years ended December 31, 2010, 2011 and 2012, Manarin Securities Corporation received dealer reallowances from Investment Funds’ distributors in amounts equal to $0, $0 and $423, respectively.  These amounts were paid under selling agreements with such Investment Funds’ distributors as a result of Manarin Securities Corporation acting as agent in the purchase by the Fund of shares of Investment Funds.

The Fund places its trades under a policy adopted by the Board pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through Manarin Securities Corporation.  The policy of the Fund with respect to brokerage is reviewed by the Board from time to time.  Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

PROXY VOTING POLICIES

The Board of Trustees has adopted proxy voting policies and procedures on behalf of the Fund that delegate the authority to vote proxies to the Adviser, subject to the supervision of the Board.  The policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.

The Adviser’s proxy voting policies and procedures generally provide that the Adviser will vote all proxies in a manner that will advance the economic interests of its clients, including their shareholders, and protecting their rights as beneficial owners of the corporations in whose securities the Adviser invests.  The Adviser has adopted proxy voting guidelines that may be employed when considering how to vote proxies.  In situations where there is a conflict of interest, the Adviser will take one of the following steps to resolve the conflict:

•	Vote the securities based on a pre-determined voting guideline if the application of the guideline to the matter presented involves little or no discretion on the Adviser’s part;

•	Vote the securities based upon the recommendation of an independent third party, such as a proxy voting service;

•	Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•	Suggest that the client engage another party to determine how the proxy should be voted; or

•

Disclose the conflict to the client or, with respect to a registered investment company client, its board of trustees (or its delegate) and obtain the client’s or board’s direction to vote the proxies.

Because the Fund is a “fund of funds,” it is subject to the requirements of Section 12(d)(1) of the 1940 Act.  For investments made by the Fund in Investment Funds, Section 12(d)(1)(F) requires the Fund to vote proxies either pursuant to instructions given by shareholders of the Fund or by voting for or against proposals in the same proportion as the other shareholders of the Investment Funds.  When the Fund receives proxy statements relating to such investments, the Adviser intends to vote the Fund’s shares of the relevant Investment Fund for or against the proposals in the same proportion as all other shareholders of the Investment Fund.

Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-888-339-4230, by accessing the Fund’s website at www.lifetimeachievementfund.com and by accessing the information on proxy voting filed by the Fund on Form N-PX on the SEC’s website at www.sec.gov.  In addition, a copy of the Adviser’s proxy voting policies and procedures are also available by calling 1-888-339-4230 and will be sent within three business days of receipt of a request.

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DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Fund does not provide or permit others to provide information about the Fund’s portfolio holdings to any third party on a selective basis, except as specifically permitted by the Fund’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”).  The Fund and the Adviser disclose information about the Fund’s portfolio holdings only in the circumstances listed below.

•

The Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  In addition, the Fund discloses its portfolio holdings by filing Form N-Q with the SEC within 60 days after the end of the first and third quarter and by filing Form N-CSR with the SEC within 10 days after mailing of the Fund’s annual and semi-annual reports to shareholders.

•

The Fund, within 15 business days after the end of each quarter, posts a graphical representation of its complete portfolio holdings and related percentages on its website at http://www.lifetimeachievementfund.com.

•

The Adviser may disclose Fund portfolio holdings in regulatory filings and, from time to time, to the Fund’s service providers, including the administrator, custodian, fund accountant and transfer agent, in connection with the fulfillment of their duties to the Fund.  These service providers are required by contract with the Fund to keep such information confidential and not use it for any purpose other than the purpose for which the information was disclosed.

•

The Adviser may disclose Fund portfolio holdings to other service providers who owe a fiduciary duty or other duty of trust or confidence to the Fund, such as the Fund’s legal counsel and independent auditors.

•

The Adviser may provide, or cause to be provided, portfolio holdings information to various ratings agencies, upon request, so long as such information, at the time it is provided, is posted on the Fund’s website or otherwise publicly available.  The Fund’s portfolio holdings are currently provided to the following ratings agencies 15 days after the end of each quarter:  Bloomberg L.P; Lipper, Inc.; Morningstar, Inc.; Thompson Reuters; and Vickers.

The Fund is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio holdings prior to public availability without prior approval of the Fund’s Board of Trustees.  No compensation or other consideration may be received by the Fund, the Adviser or the Fund’s service providers in connection with the disclosure of portfolio holdings in accordance with this policy.

The Trust’s Chief Compliance Officer monitors compliance with this policy and reports any violations to the Fund’s Board of Trustees on a quarterly basis.  The Board reviews any disclosures of Fund portfolio holdings outside of the permitted disclosures described above to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

PURCHASE OF FUND SHARES

Net Asset Value.  Shares of the Fund are sold on a continual basis at the offering price, which is a sum of the NAV per share next computed following receipt of an order and the applicable sales load.

The NAV per share of the Fund is calculated by adding the value of all portfolio securities and other assets (including dividends accrued, but not yet collected), subtracting the liabilities, and dividing the result by the number of outstanding shares of the Fund on days the NYSE is open for business.  The result, rounded to the nearest cent, is the NAV per share.

When determining NAV, expenses are accrued and applied daily.  The assets of the Fund consist primarily of shares of Investment Funds.  The Fund values Investment Funds at their current reported NAV.  Individual securities in the Fund’s portfolio that are listed on an exchange are valued at their last sale price on that exchange on the date when Fund assets are valued.  Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”).  Where an individual security is listed on more than one exchange, the Fund will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded.  If there are no sales in a day but published closing bid and asked prices are available, the security is valued at the mean of the bid and asked prices.  If only a bid or only an ask quote is available, or the spread between the bid and ask is larger, further consideration will be given as to whether market quotations are readily available.  When reliable market quotations are not readily available, the security is valued at its fair value as determined in good faith by the Adviser according to the procedures adopted by the Fund’s Board of Trustees.  Prospectuses for the Investment Funds explain the circumstances under which such Investment Funds will use fair value pricing and the effects of fair value pricing.  Registered money market funds generally use the amortized cost or penny-rounding methods to value their securities at $1.00 per share.  Shares of closed-end funds and exchange-traded funds (“ETFs”) that are listed on U.S. exchanges are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.  Shares of closed-end funds and ETFs listed on

26

the NASDAQ Stock Market are normally valued at the NOCP; other shares traded in the over-the-counter market are valued at the last bid price available prior to valuation.  Securities having 60 days or less remaining to maturity are valued at their amortized cost.  Any investments denominated in foreign currency are valued daily in U.S. dollars on the basis of the then-prevailing exchange rate.

The calculation of the NAV of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation.  Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m., Eastern Time, and at other times, may not be reflected in the calculation of NAV of the Fund.  The NYSE is currently closed on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

An example of how the Fund calculated its total NAV per share as of December 31, 2012 is as follows:

Net Assets	=	NAV per share
Shares Outstanding

$177,783,697	=	$21.87
8,127,675

Letter of Intent.  A Letter of Intent (“LOI”) provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge.  The size of investment shown in the sales charge table includes purchases of shares over a 13-month period based on the total amount of intended purchases plus the value of all shares previously purchased and still owned.  An investor may elect to compute the 13-month period starting up to 60 days before the date of execution of an LOI.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  The LOI does not preclude the Fund from discontinuing the sale of its shares.  The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected.  If trades not initially made under an LOI subsequently qualify for a lower sales charge through the 60-day backdating provisions, an adjustment will be made at the expiration of the LOI to give effect to the lower sales charge.  Such adjustment in sales charge will be used to purchase additional shares.  The Fund initially will escrow shares totaling 5% of the dollar amount of the LOI to be held by our shareholder services department in the name of the shareholder.  In the event the LOI goal is not achieved within the specified period, the investor must generally pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid.  Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.  However, in limited circumstances, a short extension may be granted for the investor to reach the LOI goal as described in the Fund’s Prospectus under “Investing in the Fund – Front-End Sales Load.”

Reinstatement Privilege.  If you have redeemed shares of the Fund, you may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off your purchase to the next full share) in shares of the Fund.  Reinstatements are made at the NAV per share (without a sales charge) next determined after the order is received, which must be made within 90 days after the date of the redemption, provided that shares of the Fund are available for sale.  You must reinstate shares of the Fund into an account with the same registration.  To qualify for the reinstatement privilege, you must notify the Fund in writing in advance of reinvestment and you may exercise this privilege only once.

Rights of Accumulation.  You may take into account the current value of your existing holdings in shares of the Fund and any holdings of any of your family members (spouse and children under the age of 21 that live in your household) to determine your sales load.  Alternatively, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains).  You may be required to provide copies of account statements or to provide other documentation to substantiate your balance or the balance of your family members in the Fund.

Sales of Shares Without a Sales Charge at NAV.  Sales of shares to participants of Employer Sponsored Retirement Plans established pursuant to section 401(k) of the Internal Revenue Code of 1986, as amended (“Code”), are sold without any sales charge at NAV.  In addition, shares may be sold at NAV to persons who are current or former trustees of the Fund, current or former employees or sales representatives of the Adviser or Distributor, current or former officers, partners, employees or registered representatives of broker-dealers that have entered into sales agreements with the Distributor as dealers for the Fund, members of the immediate families of persons names above and any trust, custodian, pension, profit sharing or other benefit plan of the foregoing.  In addition, shares may be sold without a sales load at NAV to certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the Distributor, and to omnibus accounts held by financial intermediaries that provide trust, custodial and other shareholder services to individual shareholders.  For purposes of the foregoing, immediate family member includes a spouse, all minor or adult children for which the person has or had sole or shared legal custody, all parents and grandparents of the person or his or her spouse.  These exceptions are made available to facilitate ownership of Fund shares by such persons and because minimal or no sales effort is required with respect to the categories of investors excepted.  For more information on how to purchase at NAV, please see the Prospectus.

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TAXATION OF THE FUND

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.  The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss.  Under previously enacted laws, capital losses could be carried forward to offset any capital gains only for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.  Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are generally taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income”

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eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied.  The special tax treatment of qualified dividend income will expire for taxable years beginning after December 31, 2012, unless Congress enacts legislation providing otherwise.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and if not held for such period, as short-term capital gain or loss. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional shares or cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

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Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a  "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether they receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Other Regulated Investment Companies

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as a regulated investment company.  However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction.  In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax

30

credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. After the end of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

PERFORMANCE

From time to time, the total return of Fund shares may be quoted in advertisements, shareholder reports or other communications to shareholders.  Performance information is generally available by calling the Fund (toll-free) at 1-888-339-4230.

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FINANCIAL STATEMENTS

The audited consolidated financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal year ended December 31, 2012.  You may obtain a copy of the Annual Report without charge by calling the Fund at 1-888-339-4230.

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APPENDIX A

SHORT-TERM RATINGS

Standard & Poor’s Short-Term Issue Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L

Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi

Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr

The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

q

A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Short-Term Debt Ratings

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings.  A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years.  Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch's ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'

The tranche has reached maturity and has been "paid-in-full", regardless of whether it was amortized or called early.  As the issue no longer exists, it is therefore no longer rated.

'NR' denotes that Fitch Ratings does not publicly rate the associated issuer or issuer.

'WD'

Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Fitch Ratings (“Fitch”) National Short-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

F1(xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state.  Where the creditworthiness is particularly strong, a “+” is added to the assigned rating.

F2(xxx)

Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)	Indicates actual or imminent payment default.

Note to National Short-Term ratings:

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchanged offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is les than par.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L

Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi

Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr

The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

q

A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s Primary Credit Rating Scales–Long-Term Credit Ratings

The Primary Credit Rating Scales (those featuring the symbols ‘AAA’–‘D’ and ‘F1’–‘D’) are used for debt and financial strength ratings.  The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

AAA

Highest credit quality.  'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events

AA

Very high credit quality.  'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality.  'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality.  'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative.  'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative.  'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:
	•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; and
•	Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

Restricted Default.  'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

	•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and

•	execution of a coercive debt exchange on one or more material financial obligations.

D

Default.  'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Long-Term IDR categories below 'B'.

Short-Term Ratings Assigned to Obligations in Corporate, Sovereign and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.  Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets,

F1:  Highest short-term credit quality

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:  Good short-term credit quality

Good intrinsic capacity for timely payment of financial commitments.

F3:  Fair short-short term credit quality

The intrinsic capacity for timely payment of financial commitments is adequate.

B:  Speculative short-term credit quality

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:  High short-term default risk

Default is a real possibility.

RD:  Restricted default

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

D:  Default

Indicates a broad-based default for an entity, or the default of a specific short-term obligation.

Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings.  It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned.  Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country.  Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments.  It is not related to the rating scale of any other national market.  Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading.  Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature.  In these countries, the agency’s National Short-Term Rating definitions for ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’.  The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency’s web-site to determine if any additional or alternative category definitions apply.

National Long-Term Credit Ratings

AAA(xxx)

'AAA' National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)

'AA' National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country's highest rated issuers or obligations.

A (xxx)

'A' National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)

'BBB' National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)

'BB' National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (xxx)

'B' National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx), CC(xxx), C(xxx)
'CCC' National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)	'CC' National Ratings denote that default of some kind appears probable.

C(xxx)	'C' National Ratings denote that default is imminent.

D(xxx)	'D' National Ratings denote an issuer or instrument that is currently in default.

National Short-Term Credit Ratings

F1(xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country.  Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)

Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)

Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies.  For illustrative purposes, (xxx) has been used.

“+” or“-” may be appended to a National Rating to denote relative status within a major rating category.  Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’ or to Short-Term National Ratings other than ‘F1(xxx)’.

MUNICIPAL NOTE RATINGS

Standard & Poor’s Note Ratings

Short-Term Notes

A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Moody’s MIG/VMIG Ratings U.S. Short-Term Ratings

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.